Exhibit 99.3

FOURTH QUARTER 2013

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC.
FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; our ability to realize the anticipated benefits associated with being a financial holding company, and the significant regulation and restrictions that we are subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2013 Preliminary Results	2

ALLY FINANCIAL INC.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-16

Supplemental Detail
Capital	17
Liquidity	18
Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Ownership	22

4Q 2013 Preliminary Results	3

ALLY FINANCIAL INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Selected Income Statement Data
Net financing revenue (ex. OID)	$841	$801	$689	$697	$667	$40	$174	$3,028	$2,227	$801
Total other revenue	325	371	402	386	480	(46)	(155)	1,484	2,574	(1,090)
Total net revenue (ex. OID)	1,166	1,172	1,091	1,083	1,147	(6)	19	4,512	4,801	(289)
Provision for loan losses	140	141	89	131	93	(1)	47	501	329	172
Controllable expenses (1)	526	494	519	578	638	32	(112)	2,116	2,299	(183)
Other noninterest expenses	358	268	282	380	313	90	45	1,289	1,323	(34)
Core pre-tax income (loss) (2)	$142	$269	$201	$(6)	$103	$(127)	$39	$606	$850	$(244)
Core OID amortization expense (3)	67	64	61	57	56	3	11	249	336	(87)
Income tax (benefit) expense	(4)	28	40	(123)	(887)	(32)	883	(59)	(856)	797
Income (loss) from discontinued operations	25	(86)	(1,027)	1,033	466	111	(441)	(55)	(174)	119
Net income (loss)	$104	$91	$(927)	$1,093	$1,400	$13	$(1,296)	$361	$1,196	$(835)

Selected Balance Sheet Data (Period-End)
Total assets	$151,167	$150,556	$150,627	$166,199	$182,347	$611	$(31,180)
Consumer loans	64,861	65,222	65,298	64,686	63,536	(361)	1,325
Commercial loans (4)	35,467	30,059	31,695	34,437	35,519	5,408	(52)
Assets of discontinued operations held-for-sale	516	5,913	5,529	19,063	32,176	(5,397)	(31,660)
Allowance for loan losses	(1,208)	(1,198)	(1,183)	(1,197)	(1,170)	(10)	(38)
Deposits	53,350	52,031	50,125	50,326	47,915	1,319	5,435
Common equity (5)	12,953	12,121	12,225	13,534	12,958	832	(5)
Total equity	14,208	19,061	19,165	20,474	19,898	(4,853)	(5,690)

Select Financial Ratios
Net interest margin (6)	2.4%	2.3%	2.0%	2.1%	1.9%			2.2%	1.7%
Return on average total equity (annualized)	2.5%	1.9%	-18.7%	21.7%	29.6%			1.9%	6.3%
Return on average assets (annualized)	0.3%	0.2%	-2.4%	2.5%	3.1%			0.2%	0.7%

Capital Ratios
Tier 1 capital ratio	11.8%	15.4%	15.4%	14.6%	13.1%
Tier 1 common capital ratio (7)	8.8%	7.9%	8.0%	7.9%	7.0%
Total risk-based capital ratio	12.8%	16.4%	16.5%	15.6%	14.1%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and 2010 - 2013 issuances

(4) Includes notes receivable from General Motors

(5) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(6) Continuing operations only. Excludes OID amortization expense

(7) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

4Q 2013 Preliminary Results	4

ALLY FINANCIAL INC.
CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,136	$1,119	$1,139	$1,135	$1,165	$17	$(29)	$4,529	$4,539	$(10)
Interest on loans held-for-sale	1	-	3	16	24	1	(23)	20	98	(78)
Interest on trading securities	-	-	-	-	-	-	-	-	10	(10)
Interest and dividends on available-for-sale investment securities	96	85	76	68	77	11	19	325	292	33
Interest-bearing cash	2	3	2	3	5	(1)	(3)	10	24	(14)
Operating leases	855	832	788	734	680	23	175	3,209	2,379	830
Total financing revenue and other interest income	2,090	2,039	2,008	1,956	1,951	51	139	8,093	7,342	751
Interest expense
Interest on deposits	165	163	162	164	164	2	1	654	645	9
Interest on short-term borrowings	16	15	16	16	15	1	1	63	71	(8)
Interest on long-term debt	589	609	703	701	768	(20)	(179)	2,602	3,336	(734)
Total interest expense	770	787	881	881	947	(17)	(177)	3,319	4,052	(733)
Depreciation expense on operating lease assets	546	515	499	435	393	31	153	1,995	1,399	596
Net financing revenue	774	737	628	640	611	37	163	2,779	1,891	888
Other revenue
Servicing fees	12	13	19	82	83	(1)	(71)	126	409	(283)
Servicing asset valuation and hedge activities, net	-	-	(12)	(201)	(78)	-	78	(213)	(4)	(209)
Total servicing income, net	12	13	7	(119)	5	(1)	7	(87)	405	(492)
Insurance premiums and service revenue earned	244	251	258	259	262	(7)	(18)	1,012	1,055	(43)
Gain on mortgage and automotive loans, net	3	15	(1)	38	131	(12)	(128)	55	379	(324)
Loss on extinguishment of debt	(17)	(42)	-	-	(148)	25	131	(59)	(148)	89
Other gain on investments, net	24	41	64	51	16	(17)	8	180	146	34
Other income, net of losses	59	93	74	157	214	(34)	(155)	383	737	(354)
Total other revenue	325	371	402	386	480	(46)	(155)	1,484	2,574	(1,090)
Total net revenue	1,099	1,108	1,030	1,026	1,091	(9)	8	4,263	4,465	(202)
Provision for loan losses	140	141	89	131	93	(1)	47	501	329	172
Noninterest expense
Compensation and benefits expense	237	245	252	285	276	(8)	(39)	1,019	1,106	(87)
Insurance losses and loss adjustment expenses	59	85	146	115	117	(26)	(58)	405	454	(49)
Other operating expenses	588	432	403	558	558	156	30	1,981	2,062	(81)
Total noninterest expense	884	762	801	958	951	122	(67)	3,405	3,622	(217)
Income (loss) from continuing operations before income tax expense	75	205	140	(63)	47	(130)	28	357	514	(157)
Income tax (benefit) expense from continuing operations	(4)	28	40	(123)	(887)	(32)	883	(59)	(856)	797
Net income from continuing operations	79	177	100	60	934	(98)	(855)	416	1,370	(954)
Income (loss) from discontinued operations, net of tax	25	(86)	(1,027)	1,033	466	111	(441)	(55)	(174)	119
Net income (loss)	$104	$91	$(927)	$1,093	$1,400	$13	$(1,296)	$361	$1,196	$(835)

(1) Includes other interest income, net

4Q 2013 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2013	12/31/2012
Assets
Cash and cash equivalents
Noninterest-bearing	$1,315	$1,063	$1,292	$1,043	$1,073	$252	$242
Interest-bearing	4,216	5,486	6,482	6,394	6,440	(1,270)	(2,224)
Total cash and cash equivalents	5,531	6,549	7,774	7,437	7,513	(1,018)	(1,982)
Investment securities	17,083	17,967	17,015	15,752	14,178	(884)	2,905
Loans held-for-sale, net	35	82	102	718	2,576	(47)	(2,541)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	100,328	95,281	96,993	99,123	99,055	5,047	1,273
Allowance for loan losses	(1,208)	(1,198)	(1,183)	(1,197)	(1,170)	(10)	(38)
Total finance receivables and loans, net	99,120	94,083	95,810	97,926	97,885	5,037	1,235
Investment in operating leases, net	17,680	17,254	16,085	14,828	13,550	426	4,130
Mortgage servicing rights	-	-	-	917	952	-	(952)
Premiums receivables and other insurance assets	1,613	1,649	1,611	1,608	1,609	(36)	4
Other assets	9,589	7,059	6,701	7,950	11,908	2,530	(2,319)
Assets of operations held-for-sale (1)	516	5,913	5,529	19,063	32,176	(5,397)	(31,660)
Total assets	$151,167	$150,556	$150,627	$166,199	$182,347	$611	$(31,180)

Liabilities
Deposit liabilities
Noninterest-bearing	$60	$66	$72	$844	$1,977	$(6)	$(1,917)
Interest-bearing	53,290	51,965	50,053	49,482	45,938	1,325	7,352
Total deposit liabilities	53,350	52,031	50,125	50,326	47,915	1,319	5,435
Short-term borrowings	8,545	6,015	4,197	7,618	7,461	2,530	1,084
Long-term debt	69,465	60,701	64,534	67,621	74,561	8,764	(5,096)
Interest payable	888	978	999	972	932	(90)	(44)
Unearned insurance premiums and service revenue	2,314	2,332	2,301	2,286	2,296	(18)	18
Accrued expense and other liabilities	2,397	4,836	5,043	3,669	6,585	(2,439)	(4,188)
Liabilities of operations held-for-sale	-	4,602	4,263	13,233	22,699	(4,602)	(22,699)
Total liabilities	$136,959	$131,495	$131,462	$145,725	$162,449	$5,464	$(25,490)

Equity
Common stock and paid-in capital	$20,939	$19,669	$19,668	$19,668	$19,668	$1,270	$1,271
Mandatorily convertible preferred stock held by U.S. Department of Treasury	-	5,685	5,685	5,685	5,685	(5,685)	(5,685)
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	0
Accumulated deficit	(7,710)	(7,365)	(7,256)	(6,128)	(7,021)	(345)	(689)
Accumulated other comprehensive (loss) income	(276)	(183)	(187)	(6)	311	(93)	(587)
Total equity	14,208	19,061	19,165	20,474	19,898	(4,853)	(5,690)
Total liabilities and equity	$151,167	$150,556	$150,627	$166,199	$182,347	$611	$(31,180)

(1) Assets and liabilities of discontinued operations were reclassified as held-for-sale in 4Q 2012

4Q 2013 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2013	12/31/2012	2013	2012	CHANGE
Assets
Interest-bearing cash and cash equivalents	$5,908	$7,150	$6,059	$6,565	$8,970	$(1,242)	$(3,062)	$6,412	$10,610	$(4,198)
Trading assets	-	-	-	-	-	-	-	-	261	(261)
Investment securities	16,522	15,724	14,580	13,921	13,051	798	3,471	15,195	12,336	2,859
Loans held-for-sale, net	39	67	297	2,027	2,899	(28)	(2,860)	600	2,759	(2,159)
Total finance receivables and loans, net (2)	98,253	94,999	97,840	98,595	98,029	3,254	224	97,467	95,311	2,156
Investment in operating leases, net	17,514	16,744	15,616	14,205	13,125	770	4,389	16,028	11,185	4,843
Total interest earning assets	138,236	134,684	134,392	135,313	136,074	3,552	2,162	135,702	132,462	3,240
Noninterest-bearing cash and cash equivalents	1,319	1,546	1,708	1,967	1,623	(227)	(304)	1,628	1,794	(166)
Other assets (3)	11,268	15,463	16,698	38,257	46,982	(4,195)	(35,714)	20,298	50,719	(30,421)
Allowance for loan losses	(1,205)	(1,197)	(1,197)	(1,172)	(1,189)	(8)	(16)	(1,192)	(1,234)	42
Total assets	$149,618	$150,496	$151,601	$174,365	$183,490	$(878)	$(33,872)	$156,436	$183,741	$(27,305)

Liabilities
Interest-bearing deposit liabilities	$52,298	$50,886	$49,522	$47,985	$44,296	$1,412	$8,002	$50,188	$42,478	$7,710
Short-term borrowings	6,268	4,505	3,937	4,585	4,259	1,763	2,009	4,858	3,852	1,006
Long-term debt (4)	65,983	63,333	65,450	71,957	78,202	2,650	(12,219)	66,634	77,057	(10,423)
Total interest-bearing liabilities (4)	124,549	118,724	118,909	124,527	126,757	5,825	(2,208)	121,680	123,387	(1,707)
Noninterest-bearing deposit liabilities	66	67	274	1,579	2,228	(1)	(2,162)	536	2,261	(1,725)
Other liabilities (3)	8,351	12,664	12,600	28,087	35,568	(4,313)	(27,217)	15,448	39,173	(23,725)
Total liabilities	$132,966	$131,455	$131,783	$154,193	$164,553	$1,511	$(31,587)	$137,664	$164,821	$(27,157)

Equity
Total equity	$16,652	$19,041	$19,818	$20,172	$18,937	$(2,389)	$(2,285)	$18,772	$18,920	$(148)
Total liabilities and equity	$149,618	$150,496	$151,601	$174,365	$183,490	$(878)	$(33,872)	$156,436	$183,741	$(27,305)

(1)	Average balances are calculated using a combination of monthly and daily average methodologies
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs
(3)	Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods
(4)	QTD: Average balance includes $1,566 million and $1,809 million related to original issue discount at December 2013 and December 2012, respectively

4Q 2013 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Automotive Finance	$207	$339	$382	$343	$371	$(132)	$(164)	$1,271	$1,389	$(118)
Insurance	65	83	45	61	27	(18)	38	254	160	94
Dealer Financial Services	272	422	427	404	398	(150)	(126)	1,525	1,549	(24)
Mortgage	(7)	(4)	(43)	(204)	99	(3)	(106)	(258)	595	(853)
Corporate and Other (ex. OID) (1)	(123)	(149)	(183)	(206)	(394)	26	271	(661)	(1,294)	633
Core pre-tax income (loss) (2)	$142	$269	$201	$(6)	$103	$(127)	$39	$606	$850	$(244)
Core OID amortization expense	67	64	61	57	56	3	11	249	336	(87)
Income tax expense (benefit)	(4)	28	40	(123)	(887)	(32)	883	(59)	(856)	797
Income (loss) from discontinued operations	25	(86)	(1,027)	1,033	466	111	(441)	(55)	(174)	119
Net income (loss)	$104	$91	$(927)	$1,093	$1,400	$13	$(1,296)	$361	$1,196	$(835)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Commercial Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

4Q 2013 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Income Statement
Net financing revenue
Consumer	$762	$763	$750	$729	$739	$(1)	$23	$3,004	$2,827	$177
Commercial (1)	266	246	268	281	294	20	(28)	1,061	1,152	(91)
Loans held-for-sale	-	-	-	-	-	-	-	-	15	(15)
Operating leases	855	832	788	734	680	23	175	3,209	2,379	830
Other interest income	4	5	6	7	10	(1)	(6)	22	52	(30)
Total financing revenue and other interest income	1,887	1,846	1,812	1,751	1,723	41	164	7,296	6,425	871
Interest expense	532	531	536	543	554	1	(22)	2,142	2,199	(57)
Depreciation expense on operating lease assets	546	515	499	435	393	31	153	1,995	1,399	596
Net financing revenue	809	800	777	773	776	9	33	3,159	2,827	332
Other revenue
Servicing fees	10	13	16	19	23	(3)	(13)	58	109	(51)
Gain on automotive loans, net	-	-	-	-	-	-	-	-	41	(41)
Other income	51	52	44	63	35	(1)	16	210	172	38
Total other revenue	61	65	60	82	58	(4)	3	268	322	(54)
Total net revenue	870	865	837	855	834	5	36	3,427	3,149	278
Provision for loan losses	144	150	88	112	59	(6)	85	494	253	241
Noninterest expense
Compensation and benefits	123	110	104	113	112	13	11	450	416	34
Other operating expenses	396	266	263	287	292	130	104	1,212	1,091	121
Total noninterest expense	519	376	367	400	404	143	115	1,662	1,507	155
Income before income tax expense	$207	$339	$382	$343	$371	$(132)	$(164)	$1,271	$1,389	$(118)

Balance Sheet (Period-End) (2)
Cash, trading and investment securities	$36	$10	$10	$10	$10	$26	$26
Loans held-for-sale	-	-	-	-	-	-	-
Finance receivables and loans, net:
Consumer loans	56,416	56,447	56,028	55,014	53,715	(31)	2,701
Commercial loans (1)	33,888	28,525	30,263	31,944	32,894	5,363	994
Allowance for loan losses	(769)	(741)	(706)	(698)	(670)	(28)	(99)
Total finance receivables and loans, net	$89,535	$84,231	$85,585	$86,260	$85,939	$5,304	$3,596
Investment in operating leases, net	17,680	17,254	16,085	14,828	13,550	426	4,130
Other assets	1,545	1,300	821	1,165	1,389	245	156
Assets of operations held-for-sale	516	5,814	4,984	16,619	27,523	(5,298)	(27,007)
Total assets	$109,312	$108,609	$107,485	$118,882	$128,411	$703	$(19,099)

(1)	Includes notes receivable from General Motors and intercompany
(2)	Assets of International Operations were classified as held for sale beginning in Q4 2012

4Q 2013 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
U.S. Market
SAAR (units in millions)	15.6	15.7	15.3	15.2	15.0	(0.1)	0.6	15.5	14.5	1.0
Industry light vehicle sales (units in millions)	3.8	3.9	4.1	3.7	3.6	(0.1)	0.2	15.5	14.4	1.1
GM market share	17.6%	17.7%	18.4%	18.1%	17.6%			17.9%	18.0%
Chrysler market share	11.7%	11.4%	11.7%	11.7%	11.2%			11.6%	11.4%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.8	$1.1	$1.3	$1.3	$1.4	$(0.2)	$(0.6)	$4.4	$6.0	$(1.5)
GM new retail standard	1.5	1.7	1.6	1.5	1.5	(0.2)	0.0	6.3	6.2	0.1
Chrysler new retail subvented	0.0	-	0.2	0.2	0.3	0.0	(0.3)	0.4	2.0	(1.6)
Chrysler new retail standard	0.7	0.8	1.0	1.0	1.1	(0.1)	(0.4)	3.5	4.4	(1.0)
Diversified new	0.5	0.6	0.6	0.5	0.5	(0.1)	0.1	2.3	2.2	0.1
Lease	2.3	2.8	2.8	2.7	2.1	(0.6)	0.1	10.6	8.4	2.2
Used	2.3	2.6	2.5	2.5	2.1	(0.3)	0.3	9.9	9.6	0.3
Total originations	$8.2	$9.6	$9.8	$9.7	$8.9	$(1.4)	$(0.7)	$37.3	$38.7	$(1.4)

U.S. Consumer Penetration
GM	26.5%	28.4%	29.4%	30.6%	28.4%			28.7%	29.9%
Chrysler	10.1%	9.8%	15.6%	23.6%	22.0%			14.4%	25.9%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$30.1	$24.8	$26.6	$28.5	$29.5	$5.3	$0.6
Other dealer loans	3.7	3.6	3.6	3.4	3.3	0.1	0.4
Total Commercial outstandings	$33.8	$28.5	$30.2	$31.9	$32.8	$5.4	$1.0

U.S. Floorplan Penetration (2)
GM penetration	64.9%	66.5%	68.0%	68.6%	69.2%			66.6%	70.6%
Chrysler penetration	46.8%	49.0%	52.4%	53.9%	54.9%			50.4%	58.3%

U.S. Off-Lease Remarketing
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$19,797	$18,017	$16,705	$16,306	$17,122	$1,780	$2,675	$17,660	$17,438	$222
Off-lease vehicles terminated - On-balance sheet (# in units)	45,693	36,811	34,159	31,924	19,789	8,882	25,904	148,587	63,317	85,270

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter and trailing 13 month average for the year

4Q 2013 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Income Statement
Insurance premiums and other income
Insurance premiums and service revenue earned	$244	$251	$258	$259	$262	$(7)	$(18)	$1,012	$1,055	$(43)
Investment income	37	55	77	58	34	(18)	3	227	124	103
Other income	3	3	5	3	5	-	(2)	14	35	(21)
Total insurance premiums and other income	284	309	340	320	301	(25)	(17)	1,253	1,214	39
Expense
Insurance losses and loss adjustment expenses	59	85	146	115	117	(26)	(58)	405	454	(49)
Acquisition and underwriting expenses
Compensation and benefit expense	16	15	16	15	16	1	-	62	61	1
Insurance commission expense	92	93	94	92	96	(1)	(4)	370	382	(12)
Other expense	52	33	39	37	45	19	7	162	157	5
Total acquisition and underwriting expense	160	141	149	144	157	19	3	594	600	(6)
Total expense	219	226	295	259	274	(7)	(55)	999	1,054	(55)
Income from cont. ops before income tax expense	$65	$83	$45	$61	$27	$(18)	$38	$254	$160	$94

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,295	$5,433	$5,466	$5,510	$5,144	$(138)	$151
Finance receivables and loans, net	-	-	5	5	5	-	(5)
Premiums receivable and other insurance assets	1,624	1,657	1,620	1,617	1,619	(33)	5
Other assets	205	233	245	240	513	(28)	(308)
Assets of operations held-for-sale	-	-	-	959	1,158	-	(1,158)
Total assets	$7,124	$7,323	$7,336	$8,331	$8,439	$(199)	$(1,315)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$225	$267	$276	$233	$239	$(42)	$(14)	$1,000	$1,057	$(57)
Corporate	0	0	(4)	1	1	-	(1)	(3)	4	(7)
Total written premiums and revenue	$225	$267	$271	$234	$240	$(42)	$(15)	$997	$1,061	$(64)

Loss ratio	23.7%	33.7%	56.3%	44.1%	44.8%			39.7%	42.4%
Underwriting expense ratio	65.3%	55.9%	56.6%	55.5%	59.3%			58.3%	55.9%
Combined ratio	89.0%	89.6%	112.9%	99.7%	104.1%			98.0%	98.3%

(1) Includes Canadian Personal Lines totaling $3 million for 4Q12 and $58 million for full year 2012

4Q 2013 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$80	$83	$93	$122	$146	$(3)	$(66)	$378	$617	$(239)
Interest expense	66	70	78	88	108	(4)	(42)	302	468	(166)
Net financing revenue	14	13	15	34	38	1	(24)	76	149	(73)
Servicing fees	2	-	3	63	60	2	(58)	68	300	(232)
Servicing asset valuation and hedge activities, net	-	-	(12)	(201)	(78)	-	78	(213)	(4)	(209)
Total servicing income, net	2	-	(9)	(138)	(18)	2	20	(145)	296	(441)
Gain on mortgage loans, net	3	15	(1)	38	131	(12)	(128)	55	375	(320)
Other income, net of losses	1	4	4	81	143	(3)	(142)	90	488	(398)
Total other revenue	6	19	(6)	(19)	256	(13)	(250)	-	1,159	(1,159)
Total net revenue	20	32	9	15	294	(12)	(274)	76	1,308	(1,232)
Provision for loan losses	(1)	(12)	6	20	33	11	(34)	13	86	(73)
Noninterest expense
Compensation and benefits expense	4	7	3	25	29	(3)	(25)	39	96	(57)
Representation and warranty expense	1	22	(2)	83	(0)	(21)	1	104	171	(67)
Other operating expense	23	19	45	91	133	4	(110)	178	360	(182)
Total noninterest expense	28	48	46	199	162	(20)	(134)	321	627	(306)
Income (loss) from cont. ops before income tax expense	$(7)	$(4)	$(43)	$(204)	$99	$(3)	$(106)	$(258)	$595	$(853)

Balance Sheet (Period-End)
Cash, trading and investment securities	$-	$-	$-	$-	$-	$-	$-
Loans held-for-sale	16	63	56	701	2,490	(47)	(2,474)
Finance receivables and loans, net:
Consumer loans	8,444	8,772	9,270	9,672	9,821	(328)	(1,377)
Commercial loans	-	-	-	-	-	-	-
Allowance for loan losses	(389)	(407)	(431)	(451)	(452)	18	63
Total finance receivables and loans, net	$8,055	$8,365	$8,839	$9,221	$9,369	$(310)	$(1,314)
Mortgage servicing rights	-	-	-	917	952	-	(952)
Other assets (1)	97	134	166	445	1,933	(37)	(1,836)
Total assets	$8,168	$8,562	$9,061	$11,284	$14,744	$(394)	$(6,576)

Key Statistics ($ in billions)
Mortgage loan production (2)
Prime conforming	$-	$-	$0.5	$5.6	$9.1	$-	$(9.1)
Prime non-conforming	-	-	0.2	0.5	0.6	-	(0.6)
Government	-	-	0.0	0.0	0.1	-	(0.1)
Total mortgage loan production	$-	$-	$0.7	$6.1	$9.8	$-	$(9.8)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

(2) Excludes ResCap

4Q 2013 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12	2013	2012	CHANGE
Income Statement
Net financing loss
Total financing revenue and other interest income	$95	$79	$71	$53	$42	$16	$53	$298	$157	$141
Interest expense
Core original issue discount amortization	67	64	61	57	56	3	11	249	336	(87)
Other interest expense	91	107	189	175	211	(16)	(120)	562	970	(408)
Total interest expense	158	171	250	232	267	(13)	(109)	811	1,306	(495)
Net financing loss	(63)	(92)	(179)	(179)	(225)	29	162	(513)	(1,149)	636
Other revenue
Loss on extinguishment of debt	(17)	(42)	-	-	(148)	25	131	(59)	(148)	89
Other gain on investments, net	-	-	-	3	2	-	(2)	3	69	(66)
Other income, net of losses (1)	5	36	23	12	33	(31)	(28)	76	22	54
Total other (loss) revenue	(12)	(6)	23	15	(113)	(6)	101	20	(57)	77
Total net expense	(75)	(98)	(156)	(164)	(338)	23	263	(493)	(1,206)	713
Provision for loan losses	(3)	3	(5)	(1)	1	(6)	(4)	(6)	(10)	4
Noninterest expense
Compensation and benefits expense	94	113	129	132	119	(19)	(25)	468	533	(65)
Other operating expense (2)	24	(1)	(36)	(32)	(8)	25	32	(45)	(99)	54
Total noninterest expense	118	112	93	100	111	6	7	423	434	(11)
Loss from cont. ops before income tax expense	$(190)	$(213)	$(244)	$(263)	$(450)	$23	$260	$(910)	$(1,630)	$720

Balance Sheet (Period-End)
Cash, trading and investment securities	$17,283	$19,073	$19,313	$17,669	$16,537	$(1,790)	$746
Loans held-for-sale	19	19	46	17	86	-	(67)
Finance receivables and loans, net
Consumer loans	1	3	-	-	-	(2)	1
Commercial loans (3)	1,579	1,534	1,427	2,488	2,620	45	(1,041)
Allowance for loan losses	(50)	(50)	(46)	(48)	(48)	-	(2)
Total finance receivables and loans, net	1,530	1,487	1,381	2,440	2,572	43	(1,042)
Other assets	7,731	5,384	5,460	6,091	8,063	2,347	(332)
Assets of operations held-for-sale	-	99	545	1,485	3,495	(99)	(3,495)
Total assets	$26,563	$26,062	$26,745	$27,702	$30,753	$501	$(4,190)

OID Amortization Schedule (4)	2014	2015	2016 and After
Remaining Core OID Amortization (as of 12/31/2013)	$176	$49	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans

(2) Includes reductions of $187 million for December 31, 2013, $181 million for September 30, 2013, $178 million for June 30, 2013, $193 million for March 31, 2013, and $210 million for December 31, 2012 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense

(3) Includes Intercompany

(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2013 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
Ending loan balance	$100,327	$95,281	$96,993	$99,123	$99,055	$5,046	$1,272
30+ Accruing DPD	$1,408	$1,265	$1,084	$930	$1,145	$143	$263
30+ Accruing DPD %	1.4%	1.3%	1.1%	0.9%	1.2%
Non-performing loans (NPLs)	$725	$783	$1,006	$938	$858	$(58)	$(133)
Net charge-offs (NCOs)	$129	$126	$103	$114	$154	$3	$(25)
Net charge-off rate (2)	0.5%	0.5%	0.4%	0.5%	0.5%

Provision for loan losses	$140	$141	$89	$131	$93	$(1)	$47
Allowance for loan losses (ALLL)	$1,208	$1,198	$1,183	$1,197	$1,170	$10	$38

ALLL as % of Loans (3)	1.2%	1.3%	1.2%	1.2%	1.2%
ALLL as % of NPLs (3)	166.6%	153.0%	117.6%	127.6%	136.3%
ALLL as % of NCOs (3)	233.6%	237.8%	287.2%	263.2%	190.0%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

4Q 2013 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
CONTINUING OPERATIONS

	QUARTERLY TRENDS					CHANGE VS.
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
Automotive Finance (1)(2)
Consumer
Allowance for loan losses	$673	$651	$610	$599	$575	$22	$97
Total consumer loans (3)	$56,417	$56,450	$56,028	$55,013	$53,713	$(32)	$2,704
Coverage ratio	1.2%	1.2%	1.1%	1.1%	1.1%

Commercial
Allowance for loan losses	$96	$90	$96	$99	$95	$6	$2
Total commercial loans	$33,803	$28,452	$30,193	$31,875	$32,822	$5,351	$981
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$389	$407	$431	$451	$452	$(18)	$(63)
Total consumer loans	$8,443	$8,772	$9,270	$9,672	$9,821	$(329)	$(1,378)
Coverage ratio	4.6%	4.6%	4.6%	4.7%	4.6%

Corporate and Other (1)(4)
Allowance for loan losses	$50	$50	$46	$48	$48	$(0)	$1
Total commercial loans	$1,664	$1,607	$1,502	$2,562	$2,697	$57	$(1,034)
Coverage ratio	3.0%	3.1%	3.0%	1.9%	1.8%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes $1 million Corporate Treasury hedging activity related to domestic consumer non-bank auto outstandings in 4Q13 and $3 million in 3Q13

(4) Includes Insurance

4Q 2013 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
U.S. Auto Delinquencies - HFI Retail Contract Amount (1)
Delinquent contract $	$1,325	$1,188	$999	$843	$1,073	$137	$252
% of retail contract $ outstanding	2.35%	2.10%	1.78%	1.53%	2.00%

U.S. Auto Annualized Credit Losses - HFI Retail Contract Amount
Credit losses	$114	$115	$80	$93	$100	$(1)	$13
% of avg. HFI assets	0.80%	0.82%	0.57%	0.69%	0.76%

U.S. Automotive Finance
Repossessions as a % of average number of managed retail contracts outstanding	2.09%	1.88%	1.52%	1.64%	1.55%
Severity of loss per unit serviced - Retail
New	$9,753	$9,473	$9,507	$7,378	$6,986	$279	$2,767
Used	$7,679	$7,346	$7,422	$6,100	$6,459	$333	$1,220

(1) $ Amount of accruing contracts greater than 30 days past due

4Q 2013 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
Cost of Funds
Ally Financial's cost of borrowing (incl. OID)	2.5%	2.6%	3.0%	2.8%	2.9%
Ally Financial's cost of borrowing (excl. OID)	2.2%	2.4%	2.7%	2.6%	2.7%

Capital
Risk-weighted assets	$128.6	$127.3	$127.2	$141.6	$154.0	$1.3	$(25.4)

Tier 1 capital ratio	11.8%	15.4%	15.4%	14.6%	13.1%
Tier 1 common capital ratio	8.8%	7.9%	8.0%	7.9%	7.0%
Total risk-based capital ratio	12.8%	16.4%	16.5%	15.6%	14.1%

Tangible common equity / Tangible assets	8.6%	7.9%	8.0%	7.9%	6.9%
Tangible common equity / Risk-weighted assets	10.1%	9.4%	9.5%	9.2%	8.1%

Shareholders’ equity	$14.2	$19.1	$19.2	$20.5	$19.9	$(4.9)	$(5.7)
less: Goodwill and certain other intangibles	-	(0.2)	(0.2)	(0.5)	(0.5)	0.2	0.5
Unrealized (gains) losses and other adjustments	(1.6)	(1.8)	(1.9)	(1.9)	(1.7)	0.2	0.1
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$15.2	$19.6	$19.7	$20.7	$20.2	$(4.4)	$(5.0)

Tier 1 capital	$15.2	$19.6	$19.7	$20.7	$20.2	$(4.4)	$(5.0)
less: Preferred equity	(1.3)	(6.9)	(6.9)	(6.9)	(6.9)	5.6	5.6
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.4	$10.1	$10.2	$11.2	$10.7	$1.3	$0.7

Tier 1 capital	$15.2	$19.6	$19.7	$20.7	$20.2	$(4.4)	$(5.0)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.3	0.3	0.3	0.3	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	1.1	1.0	1.2	1.2	(0.1)	(0.2)
Total risk-based capital	$16.4	$20.9	$21.0	$22.1	$21.7	$(4.5)	$(5.3)

Total shareholders' equity	$14.2	$19.1	$19.2	$20.5	$19.9	$(4.9)	$(5.7)
less: Preferred equity	(1.3)	(6.9)	(6.9)	(6.9)	(6.9)	5.6	5.6
Goodwill and intangible assets	-	(0.2)	(0.2)	(0.5)	(0.5)	0.2	0.5
Tangible common equity (2)	$12.9	$11.9	$12.0	$13.0	$12.5	$1.0	$0.4

Total assets	$151.2	$150.6	$150.6	$166.2	$182.3	$0.6	$(31.1)
less: Goodwill and intangible assets	-	(0.2)	(0.2)	(0.5)	(0.5)	0.2	0.5
Tangible assets	$151.1	$150.4	$150.4	$165.7	$181.9	$0.7	$(30.8)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

4Q 2013 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	12/31/2013		9/30/2013		12/31/2012
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$3.3	$2.3	$3.7	$2.7	$4.7	$3.2
Highly liquid securities (3)	2.9	3.9	3.2	6.8	0.8	5.9
Current committed unused capacity (4)	6.5	0.3	13.4	1.8	7.2	6.2
Subtotal	$12.7	$6.5	$20.3	$11.3	$12.7	$15.3
Ally Bank intercompany loan (5)	0.6	(0.6)	0.9	(0.9)	1.6	(1.6)
Total Current Available Liquidity	$13.3	$5.9	$21.2	$10.4	$14.3	$13.7
Forward commited unused capacity (6)	-	-	0.8	-	1.7	-
Total Available Liquidity	$13.3	$5.9	$22.0	$10.4	$16.0	$13.7

Unsecured Long-Term Debt Maturity Profile	2014	2015	2016	2017	2018	2019 and After
Consolidated remaining maturities	$5.5	$5.2	$1.9	$3.5	$1.3	$10.9

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) Includes the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) Includes equal allocation of shared unused capacity totaling $3.0 billion in 4Q12, which was available for use by Ally Bank or the Parent. As of 3Q13, the facility was renewed for the exclusive use of the Parent

(5) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(6) Represents capacity from certain forward purchase commitments and committed secured facilities that are generally reliant upon the origination of future automotive receivables in 2013. As of December 31, 2013, these funding facilities have matured

4Q 2013 Preliminary Results	18

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
Key Statistics
Average retail CD maturity (months)	31.0	30.8	30.4	29.9	29.5	0.2	1.5
Average retail deposit rate	1.21%	1.22%	1.24%	1.29%	1.34%

CD balances up for renewal	$2,635	$2,412	$3,278	$3,105	$2,595	$223	$40
CD balances retained (1)	2,433	2,235	3,027	2,873	2,405	198	28
Retention rate	92%	93%	92%	93%	93%

Ally Financial Deposits Levels
Ally Bank retail	$43,172	$41,691	$39,859	$38,770	$35,041	$1,481	$8,131
Ally Bank brokered	9,678	9,724	9,552	9,877	9,914	(46)	(236)
Other	500	616	714	1,679	2,961	(116)	(2,460)
Total deposits	$53,350	$52,031	$50,125	$50,326	$47,915	$1,319	$5,435

(1) Retention includes balances retained in any Ally Bank product

4Q 2013 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12
Loan Value (1)
Gross carry value	$8.4	$8.7	$9.2	$9.6	$9.8
Net carry value	$8.0	$8.3	$8.8	$9.2	$9.3

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	39.0%	39.3%	40.1%	40.2%	38.9%
% Second lien	11.1%	11.2%	11.2%	11.3%	11.7%
% Interest only	13.8%	14.9%	15.3%	19.5%	21.2%
% 30+ Day delinquent	2.8%	2.7%	2.8%	3.0%	3.0%
% Low/No documentation	14.1%	14.0%	13.8%	13.7%	14.0%
% Non-primary residence	3.7%	3.7%	3.7%	3.6%	3.7%
Refreshed FICO	728	729	731	730	730
Wtd. Avg. LTV/CLTV (2)	79.1%	84.0%	84.9%	85.9%	88.9%
Higher risk geographies (3)	40.5%	40.5%	40.6%	40.8%	40.3%

(1) Excludes education loans

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

4Q 2013 Preliminary Results	20

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
Impact of Discontinued Operations (1)
Auto Finance	$(149)	$60	$(245)	$1,037	$112	$(209)	$(261)
Insurance	0	5	294	28	38	(5)	(38)
Mortgage Operations	-	-	-	0	0	-	(0)
Corporate and Other (2)	80	(161)	(1,693)	(16)	26	241	55
Consolidated pretax income	$(69)	$(96)	$(1,644)	$1,049	$175	$27	$(244)
Tax expense (benefit)	(93)	(10)	(617)	17	(291)	(83)	197
Consolidated net income	$25	$(86)	$(1,027)	$1,033	$466	$111	$(441)

Assets of discontinued operations held-for-sale	$516	$5,913	$5,529	$19,063	$32,176	$(5,397)	$(31,660)

Businesses classified as discontinued operations above
Automotive Finance
Canada
Europe, Latin America and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1) Included are operations that have been wound down or sold in addition to those held-for-sale

(2) Includes FHFA and FDIC settlement charge in 3Q13 and ResCap settlement charge in 2Q13

Note: The sale of Brazil closed in 4Q13. The sale of France as well as the Mexican Insurance business closed in 2Q13. The sales of Canada and Europe (ex. France), Mexico, Colombia and Chile were completed 1Q13. The sale of the China (J.V.) has yet to close

4Q 2013 Preliminary Results	21

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 2/6/2014

Other Tier 1 Capital as of 4Q 13

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,544
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1) Includes exercised warrants

4Q 2013 Preliminary Results	22